                                                                  EXHIBIT (c)(5)

--------------------------------------------------------------------------------
                                   SCHEDULE 1
                               PIERRE FOODS, INC.
                            VALUATION SUMMARY ($000s)
--------------------------------------------------------------------------------

Valuation Approach                                                    Value Indication                      Weighting
------------------                                                    ----------------                      ---------
Transaction Approach                                                           $12,191                          25.0%
Market Approach                                                                 $7,091                          50.0%
DCF Approach - Scenario #1                                                          $0                          25.0%
DCF Approach - Scenario #2                                                          $0
DCF Approach - Scenario #3                                                          $0
DCF Approach - Scenario #4                                                          $0

                                                                      ----------------

Concluded Fair Market Value - Minority, Marketable Basis                        $6,593
Shares Outstanding as of March 9, 2001                                           5,781
                                                                      ----------------
Total Fair Market Value per Share                                                $1.14
                                                                      ================

--------------------------------------------------------------------------------
                                   SCHEDULE 2
                               PIERRE FOODS, INC.
                    COMPARATIVE, COMBINED BALANCE SHEET DATA
--------------------------------------------------------------------------------


Fiscal Year Ended:                              2/23/1996     %     2/28/1997     %     2/27/1998     %      3/6/1999      %
                                               -----------  -----  -----------  -----  -----------  -----  ------------  -----
ASSETS
   Cash & Equivalents                             $430,311    1.0   $3,995,497    6.7   $2,818,071    3.9    $1,664,398    0.8
   Marketable Securities                           148,997    0.4      171,910    0.3      206,706    0.3             0    0.0
   Accounts Receivable, Net
        Trade and Others                         3,341,871    8.0    3,457,017    5.8    5,023,333    7.0    18,239,005    8.4
        Related Party                              484,951    1.2      278,919    0.5      181,367    0.3       326,147    0.2
   Notes Receivable, Current Portion
        Related Party                              772,329    1.9      563,644    0.9      526,592    0.7       280,964    0.1
        Other                                      639,692    1.5      409,996    0.7      624,314    0.9       135,811    0.1
   Inventories                                   5,553,641   13.3    6,706,838   11.3    7,361,347   10.3    30,430,482   14.0
   Income Tax Receivable                                 0    0.0      343,557    0.6      872,157    1.2             0    0.0
   Prepaid Expenses and Other                      486,128    1.2      108,323    0.2      269,222    0.4       988,023    0.5
   Deferred Income Taxes                           518,490    1.2      454,259    0.8      424,786    0.6     2,722,095    1.3
                                               -----------  -----  -----------  -----  -----------  -----  ------------  -----
Total Current Assets                            12,376,410   29.7   16,489,960   27.7   18,307,895   25.5    54,786,925   25.2

PROPERTY, PLANT & EQUIPMENT
Gross Property, Plant & Equipment               45,984,616  110.4   60,774,388  102.0   71,555,653   99.9   105,191,311   48.5
   Less: Depreciation/Amortization             (20,696,583) -49.7  (23,810,278) -40.0  (26,531,860) -37.0   (30,191,917) -13.9
                                               -----------  -----  -----------  -----  -----------  -----  ------------  -----
Net Property, Plant & Equipment                 25,288,033   60.7   36,964,110   62.1   45,023,793   62.8    74,999,394   34.6

OTHER ASSETS
    Property Held for Sale                       1,569,752    3.8    3,277,670    5.5    1,680,993    2.3     2,086,847    1.0
    Trade Name, Net                                      0    0.0            0    0.0            0    0.0    43,242,636   19.9
    Excess of Cost over Fair Value of
       Net Assets of Businesses Acquired, Net      662,321    1.6            0    0.0    2,906,366    4.1    32,623,400   15.0
    Other Intangible Assets, Net                         0    0.0      628,186    1.1      829,500    1.2     3,520,053    1.6
    Noncurrent Notes Receivable                    204,941    0.5      470,345    0.8      335,611    0.5        54,220    0.0
    Noncurrent Related Party Note Receivable       515,944    1.2      963,117    1.6    1,550,638    2.2     1,018,767    0.5
    Deferred Income Taxes                                0    0.0            0    0.0      685,458    1.0             0    0.0
    Deferred Loan Origination Fees, Net                  0    0.0            0    0.0      262,828    0.4     4,524,753    2.1
    Investment in Affiliates                       381,533    0.9      374,533    0.6            0    0.0             0    0.0
    Investment in Restricted Equity Securities     242,050    0.6            0    0.0            0    0.0             0    0.0
    Other                                          393,390    0.9      403,209    0.7       72,717    0.1       132,028    0.1
                                               -----------  -----  -----------  -----  -----------  -----  ------------  -----
Total Other Assets                               3,969,931    9.5    6,117,060   10.3    8,324,111   11.6    87,202,704   40.2

TOTAL ASSETS                                   $41,634,374  100.0  $59,571,130  100.0  $71,655,799  100.0  $216,989,023  100.0
                                               ===========  =====  ===========  =====  ===========  =====  ============  =====

LIABILITIES & EQUITY
   Notes Payable                                $4,000,000    9.6   $4,487,776    7.5   $5,105,144    7.1            $0    0.0
   Current Installments of Long-Term Debt        2,030,953    4.9    1,297,792    2.2    2,189,401    3.1       673,752    0.3
   Trade Accounts Payable                        2,810,229    6.7    4,568,176    7.7    6,605,893    9.2    11,255,920    5.2
   Income Taxes Payable                                  0    0.0            0    0.0            0    0.0       151,366    0.1
   Accrued Salaries and Wages                      650,407    1.6      803,855    1.3    1,960,534    2.7     4,941,033    2.3
   Accrued Insurance                               644,180    1.5      833,028    1.4      614,846    0.9     1,155,942    0.5
   Accrued Marketing and Advertising                     0    0.0            0    0.0       12,000    0.0     1,420,580    0.7
   Taxes, Other than Income                        323,059    0.8      739,347    1.2      379,269    0.5     1,176,888    0.5
   Accrued Interest                                 85,297    0.2       19,717    0.0       87,426    0.1     3,533,771    1.6
   Gift Certificates Outstanding                   331,955    0.8      491,463    0.8            0    0.0             0    0.0
   Other                                           515,974    1.2    1,134,345    1.9    1,850,766    2.6     3,351,366    1.5
                                               -----------  -----  -----------  -----  -----------  -----  ------------  -----
Total Current Liabilities                       11,392,054   27.4   14,375,499   24.1   18,805,279   26.2    27,660,618   12.7

LONG-TERM LIABILITIES
   Deferred Franchise Fees                           5,000    0.0            0    0.0            0    0.0             0    0.0
   Deferred Income Taxes                           903,639    2.2    1,425,100    2.4            0    0.0     1,910,468    0.9
   Other Long-Term Liabilities                           0    0.0            0    0.0            0    0.0             0    0.0
   Long Term Debt, Noncurrent                   12,890,060   31.0   12,422,150   20.9   13,623,532   19.0   146,265,928   67.4
                                               -----------  -----  -----------  -----  -----------  -----   -----------  -----
Total Long-Term Liabilities                     13,798,699   33.1   13,847,250   23.2   13,623,532   19.0   148,176,396   68.3

TOTAL LIABILITIES                               25,190,753   60.5   28,222,749   47.4   32,428,811   45.3   175,837,014   81.0

SHAREHOLDERS' EQUITY
    Common Stock                                 2,760,338    6.6    5,326,948    8.9    5,898,449    8.2     5,807,049    2.7
    Additional Paid in Capital                   6,579,347   15.8   18,868,284   31.7   23,647,020   33.0    23,251,845   10.7
    Accumulated Other Comprehensive Income           5,278    0.0       10,059    0.0       19,261    0.0             0    0.0
    Receivable from Shareholder                          0    0.0            0    0.0            0    0.0             0    0.0
    Retained Earnings                            7,098,658   17.0    7,143,090   12.0    9,662,258   13.5    12,093,115    5.6
                                               -----------  -----  -----------  -----  -----------  -----  ------------  -----
TOTAL SHAREHOLDER'S EQUITY                      16,443,621   39.5   31,348,381   52.6   39,226,988   54.7    41,152,009   19.0

TOTAL LIABILITIES & EQUITY                     $41,634,374  100.0  $59,571,130  100.0  $71,655,799  100.0  $216,989,023  100.0
                                               ===========  =====  ===========  =====  ===========  =====  ============  =====


------------------------------------------------------------------------------------------------------------------------------
Debt Free Working Capital, as adjusted          $5,109,277   12.3   $2,778,699    4.7  $2,708,904     3.8   $29,252,657   13.5
Working Capital, as reported                      $984,356    2.4   $2,114,461    3.5   ($497,384)   -0.7   $27,126,307   12.5

Sales/Working Capital, as reported                   115.3                61.2             (133.2)                  5.8
Current Ratio                                         1.09                1.15               0.97                  1.98
Long-Term Debt/Equity                                 0.78                0.40               0.35                  3.55
Total Liabilities/Equity                              1.53                0.90               0.83                  4.27
------------------------------------------------------------------------------------------------------------------------------

                                                                           **
                                                                          As of              RMA (1)     RMA (1)     RMA (1)
Fiscal Year Ended:                                3/4/2000      %       12/2/2000      %    SIC #2011   SIC #2013   SIC #2051
                                                ------------  -----   ------------  -----   ---------   ---------   ---------
ASSETS
   Cash & Equivalents                             $2,701,464    1.6     $1,813,437    1.1         6.1         6.1         7.2
   Marketable Securities                                   0    0.0              0    0.0
   Accounts Receivable, Net
        Trade and Others                          17,129,821   10.4     18,225,203   11.3        25.5        18.9        15.4
        Related Party                                292,990    0.2              0    0.0
   Notes Receivable, Current Portion
        Related Party                                152,456    0.1              0    0.0
        Other                                         86,057    0.1              0    0.0
   Inventories                                    25,025,421   15.2     26,835,344   16.6        17.6        18.3         7.2
   Income Tax Receivable                           2,828,156    1.7      1,874,018    1.2
   Prepaid Expenses and Other                        799,582    0.5      1,030,985    0.6
   Deferred Income Taxes                           2,290,361    1.4      2,652,624    1.6
                                                ------------  -----   ------------  -----   ---------   ---------   ---------
Total Current Assets                              51,306,308   31.1     52,431,611   32.5        51.0        44.9        33.8

PROPERTY, PLANT & EQUIPMENT
Gross Property, Plant & Equipment                 50,711,772   30.8            N/A    0.0
   Less: Depreciation/Amortization               (14,926,953)  -9.1            N/A    0.0
                                                ------------  -----   ------------  -----   ---------   ---------   ---------
Net Property, Plant & Equipment                   35,784,819   21.7     34,907,752   21.7        37.8        43.8        49.5

OTHER ASSETS
    Property Held for Sale                                 0    0.0              0    0.0
    Trade Name, Net                               41,764,636   25.4     40,286,636   25.0         4.0         5.7         8.5
    Excess of Cost over Fair Value of
       Net Assets of Businesses Acquired, Net     28,893,723   17.5     27,871,114   17.3
    Other Intangible Assets, Net                   2,556,936    1.6      2,363,956    1.5
    Noncurrent Notes Receivable                            0    0.0              0    0.0
    Noncurrent Related Party Note Receivable         705,493    0.4        705,493    0.4
    Deferred Income Taxes                                  0    0.0              0    0.0
    Deferred Loan Origination Fees, Net            3,714,748    2.3      2,619,157    1.6
    Investment in Affiliates                               0    0.0              0    0.0
    Investment in Restricted Equity Securities             0    0.0              0    0.0
    Other                                                  0    0.0              0    0.0
                                                ------------  -----   ------------  -----   ---------   ---------   ---------
Total Other Assets                                77,635,536   47.1     73,846,356   45.8

TOTAL ASSETS                                    $164,726,663  100.0   $161,185,719  100.0       100.0       100.0       100.0
                                                ============  =====   ============  =====   =========   =========   =========

LIABILITIES & EQUITY
   Notes Payable                                          $0    0.0             $0    0.0         9.9         7.9         2.4
   Current Installments of Long-Term Debt            314,433    0.2         67,631    0.0         4.3         2.6         4.1
   Trade Accounts Payable                          5,493,168    3.3      4,937,996    3.1        12.4        11.7        10.6
   Income Taxes Payable                                    0    0.0              0    0.0         0.2         0.3         0.2
   Accrued Salaries and Wages                      2,427,691    1.5      4,246,004    2.6
   Accrued Insurance                                 154,947    0.1         94,582    0.1
   Accrued Marketing and Advertising               1,903,241    1.2      2,859,771    1.8
   Taxes, Other than Income                          563,879    0.3        590,487    0.4
   Accrued Interest                                3,213,929    2.0      3,153,280    2.0
   Gift Certificates Outstanding                           0    0.0              0    0.0
   Other                                             831,681    0.5        339,601    0.2
                                                ------------  -----   ------------  -----   ---------   ---------   ---------
Total Current Liabilities                         14,902,969    9.0     16,289,352   10.1        36.1        32.6        26.4

LONG-TERM LIABILITIES
   Deferred Franchise Fees                                 0    0.0              0    0.0
   Deferred Income Taxes                           1,487,134    0.9      1,483,306    0.9         0.6         0.6         2.1
   Other Long-Term Liabilities                     1,638,466    1.0      1,347,231    0.8
   Long Term Debt, Noncurrent                    115,164,922   69.9    115,097,291   71.4        19.1        18.1        25.5
                                                ------------  -----   ------------  -----
Total Long-Term Liabilities                      118,290,522   71.8    117,927,828   73.2

TOTAL LIABILITIES                                133,193,491   80.9    134,217,180   83.3

SHAREHOLDERS' EQUITY
    Common Stock                                   5,781,000    3.5      5,781,480    3.6
    Additional Paid in Capital                    23,315,881   14.2     23,317,053   14.5
    Accumulated Other Comprehensive Income                 0    0.0              0    0.0
    Receivable from Shareholder                   (5,000,000)  -3.0    (5,000,000)   -3.1
    Retained Earnings                              7,436,291    4.5      2,870,006    1.8
                                                ------------  -----   ------------  -----   ---------   ---------   ---------
TOTAL SHAREHOLDER'S EQUITY                        31,533,172   19.1     26,968,539   16.7        38.8        42.3        39.0

TOTAL LIABILITIES & EQUITY                      $164,726,663  100.0   $161,185,719  100.0       100.0       100.0       100.0
                                                ============  =====   ============  =====   =========   =========   =========



----------------------------------------------- -----------------------------------------
Debt Free Working Capital, as adjusted           $36,991,724   22.5    $37,549,733   23.3
Working Capital, as reported                     $36,403,339   22.1    $36,142,259   22.4        14.9        12.3         7.4

Sales/Working Capital, as reported                       5.1                   5.8               32.4        28.2        39.4
Current Ratio                                           3.44                  3.22                1.5         1.3         1.2
Long-Term Debt/Equity                                   3.65                  4.27                0.5         0.4         0.7
Total Liabilities/Equity                                4.22                  4.98                1.6         1.4         2.0
----------------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------

(1) Robert Morris Associates Annual Statement Studies, 2000-2001, Median Data for SIC #2011 "Meat Packing Plants", SIC #2013 "Sausages & Other Prepared Meats Products" and SIC #2051 "Bread & Other Bakery Products, Except Cookies & Crackers" with sales of $25MM and over,
**  Preliminary results provided by management were used.

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                               PIERRE FOODS, INC.
                   COMPARATIVE, COMBINED INCOME STATEMENT DATA
--------------------------------------------------------------------------------



Fiscal Year Ended:                              2/23/1996     %     2/28/1997      %     2/27/1998     %      3/6/1999      %
                                              ------------  -----  ------------  -----  -----------  -----  ------------  -----
REVENUES:
Restaurant Operations                           62,667,763   55.2    70,866,150   54.7            0    0.0             0    0.0
Food Processing  (a)                            50,868,707   44.8    48,181,625   37.2   56,387,112   85.1   149,778,206   95.5
Ham Curing  (a)                                          0    0.0    10,433,868    8.1    9,858,233   14.9     7,063,625    4.5
Restaurant Franchising  (b)                              0    0.0             0    0.0            0    0.0             0    0.0
                                              ------------  -----  ------------  -----  -----------  -----  ------------  -----
                                              $113,536,470  100.0  $129,481,643  100.0  $66,245,345  100.0  $156,841,831  100.0
Cost of Goods Sold                              69,647,206   61.3    78,999,482   61.0   59,153,475   89.3   101,413,313   64.7
                                              ------------  -----  ------------  -----  -----------  -----  ------------  -----
GROSS PROFIT                                    43,889,264   38.7    50,482,161   39.0    7,091,870   10.7    55,428,518   35.3

Operating Expenses                              26,560,293   23.4    31,057,850   24.0            0    0.0             0    0.0
Selling, General and Administrative             10,587,620    9.3    10,414,329    8.0    9,716,431   14.7    41,006,810   26.1
Loss on Sale of Mom 'n' Pop; Country Ham LLC             0    0.0             0    0.0            0    0.0             0    0.0
Depreciation and Amortization                    3,476,152    3.1     3,600,317    2.8    1,614,823    2.4     4,901,356    3.1
                                              ------------  -----  ------------  -----  -----------  -----  ------------  -----
TOTAL OPERATING EXPENSES                        40,624,065   35.8    45,072,496   34.8   11,331,254   17.1    45,908,166   29.3

OPERATING INCOME (LOSS)                          3,265,199    2.9     5,409,665    4.2   (4,239,384)  -6.4     9,520,352    6.1

Other Income (Expenses):
Other Income                                       736,855    0.6     1,018,745    0.8      204,045    0.3       409,095    0.3
Net Gain (Loss) on Dispositions of Assets          105,367    0.1       345,930    0.3            0    0.0             0    0.0
Equity in Earnings (Loss) of Affiliates           (385,366)  -0.3             0    0.0            0    0.0             0    0.0
Interest Expense                                (2,162,547)  -1.9    (1,867,948)  -1.4   (1,762,363)  -2.7   (12,332,248)  -7.9
Other Expense                                     (688,580)  -0.6      (871,388)  -0.7            0    0.0             0    0.0
                                              ------------  -----  ------------- -----  -----------  -----  ------------  -----
TOTAL OTHER INCOME (EXPENSE)                    (2,394,271)  -2.1    (1,374,661)  -1.1   (1,558,318)  -2.4   (11,923,153)  -7.6

Earnings (Loss) Before Income Taxes                870,928    0.8     4,035,004    3.1   (5,797,702)  -8.8    (2,402,801)  -1.5
Provision for Income Taxes (Benefit)
  Current                                           (5,967)   0.0     1,285,460    1.0      194,771    0.3       700,847    0.4
  Deferred                                      (1,133,463)  -1.0       724,539    0.6   (2,121,464)  -3.2    (1,313,732)  -0.8
                                              ------------  -----  ------------  -----  -----------  -----  ------------  -----
Total Provision for Income Taxes (Benefit)      (1,139,430)  -1.0     2,009,999    1.6   (1,926,693)  -2.9      (612,885)  -0.4
                                              ------------  -----  ------------- -----  -----------  -----  ------------  -----
NET INCOME (LOSS)                               $2,010,358    1.8    $2,025,005    1.6  ($3,871,009)  -5.8   ($1,789,916)  -1.1
                                              ============  =====  ============  =====  ===========  -====  ============  =====

Distributions                                      334,908               795,501                N/A                  N/A

EBIT                                             3,265,199    2.9     5,409,665    4.2   (4,239,384)  -6.4     9,520,352    6.1
EBITDA                                           6,741,351    5.9     9,009,982    7.0    1,103,813    1.7    18,604,504   11.9

Adjustments
Other Non-Cash Adjustments to Earnings             152,598              228,199             (80,884)            (126,278)
Tax Benefit of Stock Options                             0                    0           3,100,421                    0
Non-Recurring Acquisition Costs
  (Sagebrush, Inc.)                                      0                    0           1,900,000                    0
Loss on Sale of Mom 'n' Pop's Country Ham, LLC           0                    0                   0                    0
Bonus Agreement (Harris)                                 0                    0                   0                    0
Consulting and Non-Compete Agreement (Howard)            0                    0                   0                    0
Consulting and Non-Compete Agreement (Connor)            0                    0                   0                    0
Consulting and Non-Compete Agreement (Miller)            0                    0                   0                    0
One-Time Financing Charges                               0                    0                   0                    0
Excess Compensation                                      0                    0                   0                    0
                                              ------------         ------------         -----------         ------------
Total Adjustments                                  152,598              228,199           4,919,537             (126,278)

Adjusted EBIT                                    3,417,797    3.0     5,637,864    4.4      680,153    1.0     9,394,074    6.0
Adjusted EBITDA                                  6,893,949    6.1     9,238,181    7.1    6,023,350    9.1    18,478,226   11.8


-------------------------------------------------------------------------------------------------------------------------------
Pretax Return on Assets (ROA)                         2.1%                 6.8%               -8.1%                -1.1%
Pretax Return on Equity (ROE)                         5.3%                12.9%              -14.8%                -5.8%
Pretax Return on Invested Capital (ROI)               2.5%                 8.1%               -9.6%                -1.3%
Debt-Free Working Capital (% sales)                   0.9%                 1.6%               -0.8%                17.3%
-------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 2,162,547    1.9     1,867,948    1.4    1,762,363    2.7    12,332,248    7.9
Depreciation & Amortization Expense              3,476,152    3.1     3,600,317    2.8    5,343,197    8.1     9,084,152    5.8
Depreciation on Properties Leased to Others        282,104    0.2       293,894    0.2            0    0.0             0    0.0

Capital Expenditures to Related Parties            612,578    0.5       563,294    0.4    1,752,565    2.6     2,148,910    1.4
Capital Expenditures - Other                     3,357,550    3.0     9,138,245    7.1   10,839,058   16.4    13,315,626    8.5
                                              ------------  -----  ------------  -----  -----------  -----  ------------  -----
Total Capital Expenditures                       3,970,128    3.5     9,701,539    7.5   12,591,623   19.0    15,464,536    9.9
--------------------------------------------------------------------------------------------------------------------------------

Officers' Compensation  (2):
  James C. Richardson, Jr.                                                                       $0                   $0
     Salary                                                                                       0                    0
     Bonus                                                                                        0                    0
     Other                                                                                        0                    0
  David R. Clark                                                                           $152,064             $528,200
     Salary                                                                                       0              150,000
     Bonus                                                                                  152,064              375,000
     Other                                                                                        0                3,200
  Norbert E. Woodhams                                                                            $0             $254,193
     Salary                                                                                       0              189,493
     Bonus                                                                                        0               62,500
     Other                                                                                        0                2,200
  L. Dent Miller                                                                                 $0             $225,000
     Salary                                                                                       0              225,000
     Bonus                                                                                        0                    0
     Other                                                                                        0                    0
  James E. Harris                                                                                $0             $166,372
     Salary                                                                                       0              166,372
     Bonus                                                                                        0                    0
     Other                                                                                        0                    0
  Pamela M. Witters                                                                              $0              $18,750
     Salary                                                                                       0               18,750
     Bonus                                                                                        0                    0
     Other                                                                                        0                    0
                                                                                           --------           ----------
                        Total                                                              $152,064           $1,192,515
                                                                                           ========           ==========

                                                                           **
                                                                      Last 12 Mos.           RMA (1)     RMA (1)     RMA (1)
                                                                          Ended             SIC #2011   SIC #2013   SIC #2051
Fiscal Year Ended:                                 3/4/2000      %       12/2/2000      %        %           %           %
                                                 ------------  -----   ------------  -----   ---------   ---------   ---------
REVENUES:
Restaurant Operations                                       0    0.0              0    0.0
Food Processing  (a)                              183,502,144   98.9    211,040,483  100.0
Ham Curing  (a)                                     2,096,052    1.1              0    0.0
Restaurant Franchising  (b)                                 0    0.0              0    0.0
                                                 ------------  -----   ------------  -----
                                                 $185,598,196  100.0   $211,040,483  100.0         100         100       100.0
Cost of Goods Sold                                116,024,983   62.5    133,905,113   63.4
                                                 ------------  -----   ------------  -----
GROSS PROFIT                                       69,573,213   37.5     77,135,370   36.6        13.4        24.9        36.8

Operating Expenses                                          0    0.0              0    0.0
Selling, General and Administrative                65,297,277   35.2     63,842,125   30.3
Loss on Sale of Mom 'n' Pop; Country Ham LLC        2,857,160    1.5              0    0.0
Depreciation and Amortization                       5,661,893    3.1      6,237,994    3.0
                                                 ------------  -----   ------------  -----
TOTAL OPERATING EXPENSES                           73,816,330   39.8     70,080,119   33.2        10.2        19.4        31.3

OPERATING INCOME (LOSS)                            (4,243,117)  -2.3      7,055,251    3.3         3.2         5.5         5.5

Other Income (Expenses):
Other Income                                          168,959    0.1        281,600    0.1
Net Gain (Loss) on Dispositions of Assets                   0    0.0        (27,695)   0.0
Equity in Earnings (Loss) of Affiliates                     0    0.0              0    0.0
Interest Expense                                  (14,985,577)  -8.1    (13,334,022)  -6.3
Other Expense                                               0    0.0              0    0.0
                                                 ------------  -----   ------------  -----
TOTAL OTHER INCOME (EXPENSE)                      (14,816,618)  -8.0    (13,080,117)  -6.2         0.8         0.9         1.0

Earnings (Loss) Before Income Taxes               (19,059,735) -10.3     (6,024,866)  -2.9         2.5         4.6         4.5
Provision for Income Taxes (Benefit)
  Current                                          (5,286,124)  -2.8     (1,684,950)  -0.8
  Deferred                                            460,956    0.2              0    0.0
                                                 ------------  -----   ------------  -----
Total Provision for Income Taxes (Benefit)         (4,825,168)  -2.6     (1,684,950)  -0.8
                                                 ------------  -----   ------------  -----
NET INCOME (LOSS)                                ($14,234,567)  -7.7    ($4,339,916)  -2.1
                                                 ============  =====   ============  =====

Distributions                                             N/A                   N/A

EBIT                                               (1,385,957)  -0.7      7,055,251    3.3
EBITDA                                              7,713,013    4.2     13,293,245    6.3

Adjustments
Other Non-Cash Adjustments to Earnings                705,039               585,382
Tax Benefit of Stock Options                                0                     0
Non-Recurring Acquisition Costs
  (Sagebrush, Inc.)                                         0                     0
Loss on Sale of Mom 'n' Pop's Country Ham, LLC      2,857,160                     0
Bonus Agreement (Harris)                            1,059,701                     0
Consulting and Non-Compete Agreement (Howard)       1,389,503                     0
Consulting and Non-Compete Agreement (Connor)         831,000                     0
Consulting and Non-Compete Agreement (Miller)         807,000                     0
One-Time Financing Charges                                  0               600,000
Excess Compensation                                         0                     0
                                                 ------------          ------------
Total Adjustments                                   7,649,403             1,185,382

Adjusted EBIT                                       6,263,446    3.4      8,240,633    3.9
Adjusted EBITDA                                    15,362,416    8.3     14,478,627    6.9


-----------------------------------------------  -------------------------------------------------------
Pretax Return on Assets (ROA)                          -11.6%                 -3.7%
Pretax Return on Equity (ROE)                          -60.4%                -22.3%
Pretax Return on Invested Capital (ROI)                -12.7%                 -4.1%
Debt-Free Working Capital (% sales)                     19.6%                 17.1%
-----------------------------------------------  --------------------------------------------------------
Interest Expense                                   14,985,577    8.1     13,334,022    6.3
Depreciation & Amortization Expense                 9,098,970    4.9      6,237,994    3.0
Depreciation on Properties Leased to Others                 0    0.0              0    0.0

Capital Expenditures to Related Parties               316,233    0.2              0    0.0
Capital Expenditures - Other                        5,171,445    2.8      2,695,032    1.3
                                                 ------------   ----     ----------   ----
Total Capital Expenditures                          5,487,678    3.0      2,695,032    1.3

-----------------------------------------------  --------------------------------------------------------


Officers' Compensation  (2):
  James C. Richardson, Jr.                         $1,941,270
     Salary                                                 0
     Bonus                                          1,145,748
     Other                                            795,522
  David R. Clark                                   $2,410,691
     Salary                                           350,000
     Bonus                                          1,261,969
     Other                                            798,722
  Norbert E. Woodhams                                $812,929
     Salary                                           275,622
     Bonus                                            355,007
     Other                                            182,300
  L. Dent Miller                                   $1,802,003
     Salary                                           121,154
     Bonus                                          1,176,648
     Other                                            504,201
  James E. Harris                                  $1,386,475
     Salary                                           161,538
     Bonus                                            726,640
     Other                                            498,297
  Pamela M. Witters                                  $178,636
     Salary                                           104,438
     Bonus                                             73,546
     Other                                                652
                                                 ------------
                        Total                      $8,532,004
                                                 ============

(1) Robert Morris Associates Annual Statement Studies, 2000-2001, Median Data for SIC #2011 "Meat Packing Plants", SIC #2013 "Sausages & Other Prepared Meats Products" and SIC #2051 "Bread & Other Bakery Products, Except Cookies & Crackers" with sales of $25MM and over.
(2) Based on information taken from Pierre Foods Amended 10K filed June 29,
    2000.
(a) Intersegment sales are recorded based on prevailing prices and relate solely to the food processing segment.
(b) Restaurant Franchising is included in Restaurant Operations.
**  Preliminary results provided by management were used.

--------------------------------------------------------------------------------
                                   SCHEDULE 4
                               PIERRE FOODS, INC.
                            FINANCIAL RATIO ANALYSIS
--------------------------------------------------------------------------------

                                                                                                                           **
                                                                                                              As of     5-Year
                                                2/23/1996   2/28/1997   2/27/1998    3/6/1999    3/4/2000   3/3/2001    Average
----------------------------------------        ---------   ---------   ---------   ---------   ---------   --------    -------
Balance Sheet
   Total Assets ($000's)                        $  41,634   $  59,571   $  71,656   $ 216,989   $ 164,727   $ 161,186  $ 134,826
   Total Assets (%)                                 100.0       100.0       100.0       100.0       100.0       100.0      100.0
   Account Receivable                                 8.0         5.8         7.0         8.4        10.4        11.3        8.6
   Current Assets                                    29.7        27.7        25.5        25.2        31.1        32.5       28.4
   Net Fixed Assets                                  60.7        62.1        62.8        34.6        21.7        21.7       40.6
   Accounts Payable                                   6.7         7.7         9.2         5.2         3.3         3.1        5.7
   Total Short-Term Debt                             14.5         9.7        10.2         0.3         0.2         0.0        4.1
   Long-Term Debt                                    31.0        20.9        19.0        67.4        69.9        71.4       49.7
   Total Liabilities                                 60.5        47.4        45.3        81.0        80.9        83.3       67.6
   Total Stockholders' Equity                        39.5        52.6        54.7        19.0        19.1        16.7       32.4
   Debt-free Working Capital, as adjusted            12.3         4.7         3.8        13.5        22.5        23.3       13.5
   Debt-free Working Capital, as reported             2.4         3.5        -0.7        12.5        22.1        22.4       12.0

Income Statement
   Net Sales ($000's)                           $ 113,536   $ 129,482   $  66,245   $ 156,842   $ 185,598   $ 211,040  $ 149,841
   Net Sales (%)                                    100.0       100.0       100.0       100.0       100.0       100.0      100.0
   Gross Profit                                      38.7        39.0        10.7        35.3        37.5        36.6       31.8
   Operating Profit                                   2.9         4.2        -6.4         6.1        -2.3         3.3        1.0
   Pretax Profit                                      0.8         3.1        -8.8        -1.5       -10.3        -2.9       -4.1
   Net Profits                                        1.8         1.6        -5.8        -1.1        -7.7        -2.1       -3.0
   Adjusted EBITDA                                    6.1         7.1         9.1        11.8         8.3         6.9        8.6
   Adjusted EBIT                                      3.0         4.4         1.0         6.0         3.4         3.9        3.7
   Depreciation Expense                               3.3         3.0         8.1         5.8         4.9         3.0        4.9
   Interest Expense                                   1.9         1.4         2.7         7.9         8.1         6.3        5.3
   Capital Expenditures                               3.5         7.5        19.0         9.9         3.0         1.3        8.1

Liquidity
   Current Ratio                                     1.09        1.15        0.97        1.98        3.44        3.22       2.15
   Quick Ratio                                       0.51        0.62        0.50        0.75        1.37        1.23       0.89

Leverage
   Long-term Debt/Equity                             0.78        0.40        0.35        3.55        3.65        4.27       2.44
   Total Liabilities/Equity                          1.53        0.90        0.83        4.27        4.22        4.98       3.04
   Total Debt/Total Capitalization                   0.54        0.37        0.35        0.79        0.79        0.81       0.62

Operating Efficiency
   Sales/Total Assets                                 2.7         2.2         0.9         0.7         1.1         1.3        1.3
   Sales/Net Fixed Assets                             4.5         3.5         1.5         2.1         5.2         6.0        3.7
   Sales/Debt-free Working Capital                  115.3        61.2      -133,2         5.8         5.1         5.8      -11.0
      % of Sales                                     0.9%        1.6%       -0.8%       17.3%       19.6%       17.1%      -9.1%
   Sales/Receivables                                 34.0        37.5        13.2         8.6        10.8        11.6       16.3
      Receivable Turnover (Days)                     10.7         9.7        27.7        42.4        33.7        31.5       22.3
   COGS/Inventory                                    12.5        11.8         8.0         3.3         4.6         5.0        6.6
      Inventory Turnover (Days)                      29.1        31.0        45.4       109.5        78.7        73.1       55.7
   COGS/Accounts Payable                             24.8        17.3         9.0         9.0        21.1        27.1       16.7
      Payable Turnover (Days)                        14.7        21.1        40.8        40.5        17.3        13.5       21.9

Profitability
   Return on Assets                                  4.8%        3.4%       -5.4%       -0.8%       -8.6%       -2.7%      -2.8%
   Return on Equity                                 12.2%        6.5%       -9.9%       -4.3%      -45.1%      -16.1%     -13.8%
   Return on Invested Capital                        5.7%        4.1%       -6.4%       -0.9%       -9.5%       -3.0%      -3.1%

Growth Rates
   Net Sales                                           --       14.0%      -48.8%      136.8%       18.3%       13.7%      13.0%
   Net Income                                          --        0.7%     -291.2%      -53.8%      695.3%      -69.5%        NMF
   Adjusted EBITDA                                     --       34.0%      -34.8%      206.8%      -16.9%       -5.8%      11.9%
   Adjusted EBIT                                       --       65.0%      -87.9%     1281.2%      -33.3%       31.6%      10.0%
   Stockholders' Equity                                --       90.6%       25.1%        4.9%      -23.4%      -14.5%      -3.7%

--------------------------------------------------------------------------------------------------------------------------------

*  Preliminary results provided by management were used.
** Except growth rates which are 5-year compound annual growth rates.

--------------------------------------------------------------------------------
                                   SCHEDULE 5
                               PIERRE FOODS, INC.
                       COMPARED TO PUBLICLY HELD COMPANIES
--------------------------------------------------------------------------------

Company Name:                           Pierre                        Bridgford      Earthgrains         Hormel          Rymer
                                      Foods, Inc.                    Foods Corp.       Company          Foods Corp.    Foods Inc.
Ticket Symbol:                           FOOD                          BRID             EGR                HRL            RFDS

Last Twelve Months:                     Mar-01                         Nov-00          Jan-01             Oct-00         Oct-00
Last Fiscal Year:                       Mar-01        MEDIAN           Nov-00          Mar-00             Oct-00         Oct-00
---------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
  Total Assets ($000's)               $161,186       $862,310         $82,680        $2,277,200        $1,641,940        $7,781
  Total Assets (%)                       100.0          100.0           100.0             101.0             102.0         103.0
  Cash & Equivalents                       1.1            4.0            22.1               1.6               6.5           0.0
  Accounts Receivable                     11.3           17.6            16.5              11.4              18.7          35.6
  Total Current Assets                    32.5           53.8            64.2              21.0              43.3          83.3
  Net Fixed Assets                        21.7           28.0            22.9              38.6              33.0          16.5
  Accounts Payable                         3.1            9.4             9.3               7.6               9.4          19.3
  Current Portion Long-Term Debt           2.0            1.2             0.0               0.1               2.3          47.3
  Total Current Liabilities               10.1           19.3            17.7              15.9              20.9          84.7
  Long-Term Debt                          71.4            4.4             0.0              43.2               8.9           0.0
  Total Liabilities                       83.3           59.1            32.0              71.3              46.8          86.1
  Net Worth                               16.7           40.7            68.0              28.2              53.2          13.9
  Debt-free Working Capital               23.3           21.3            24.4               3.6              18.3          45.9

INCOME STATEMENT
  Revenue ($000's)                    $211,040     $1,309,346        $156,292        $2,462,400        $3,675,132       $39,852
  Revenue (%)                            100.0          100.0           100.0             101.0             102.0         103.0
  Gross Income                            36.6           33.1            39.0              45.5              27.2           7.2
  Adjusted Operating Income                3.9            5.9             8.7               4.6               7.2          -3.9
  Net Income                              -1.5            3.0             5.4               1.3               4.7          -3.1
     FYE-1                                -7.7            2.7             7.2               3.0               2.4           0.1
     FYE-2                                -1.1            1.9             6.5               2.7               1.1          -3.9
  Adjusted EBITDA                          6.9            9.7            11.1              10.5               8.9          -2.7
     FYE-1                                 8.3            8.5            13.6              11.7               5.3           2.2
     FYE-2                                11.8            6.8            12.6              10.3               3.3          -4.5
  Depreciation Expense                     3.0            2.1             2.4               5.9               1.8           1.2
  Non-Operating Income/(Expense)          -6.2           -0.6             0.0              -2.6               0.0          -1.2
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SCHEDULE 6
                               PIERRE FOODS, INC.
                          COMPARATIVE FINANCIAL RATIOS
--------------------------------------------------------------------------------

Company Name:                                   Pierre                        Bridgford    Earthgrains      Hormel        Rymer
                                              Foods, Inc.                     Foods Corp.    Company      Foods Corp.   Foods Inc.
Ticker Symbol:                                   FOOD                            BRID          EGR            HRL          RFDS

Latest Twelve Months:                           Mar-01                          Nov-00        Jan-01        Oct-00        Oct-00
Last Fiscal Year:                               Mar-01          Median          Nov-00        Mar-00        Oct-00        Oct-00
----------------------------------------------------------------------------------------------------------------------------------

Liquidity
Current Ratio                                     3.22            1.70           3.63           1.32          2.08          0.98
Quick Ratio                                       1.23            1.01           2.18           0.81          1.21          0.42

Leverage
LT Debt/Equity                                    4.27            0.08           0.00           1.53          0.17          0.00
Total Liabilities/Equity                          4.98            1.70           0.47           2.53          0.88          6.17
Total Debt/Total Capitalization                 81.44%          39.00%          0.00%         60.58%        17.42%        77.22%
Total Debt/Total Market Capitalization        2112.83%          31.28%          0.00%         56.55%         6.02%        68.51%

Efficiency
Revenue/Total Assets                              1.31            2.06           1.89           1.08          2.24          5.12
Revenue/Receivables                              11.58           11.70          11.46           9.50         11.94         14.39
   Receivable Turnover (Days)                    31.52           31.21          31.86          38.44         30.56         25.37
Revenue/Debt-Free Working Capital                 5.62           11.70           7.75          29.63         12.24         11.17
   % of Sales                                   17.79%           8.56%         12.90%          3.37%         8.17%         8.96%
COGS/Inventory                                    4.99           10.02           5.24          14.37          9.51         10.53
   Inventory Turnover (Days)                     73.15           36.53          69.68          25.39         38.40         34.66
COGS/Payables                                    27.12           14.80          12.34           7.80         17.27         24.68
   Payable Turnover (Days)                       13.46           25.36          29.58          46.81         21.14         14.79

Profitability
Return-on-Assets                                -1.96%           5.77%         10.19%          1.36%        10.48%       -15.71%
Return-on-Equity                               -11.70%           9.90%         14.99%          4.81%        19.69%      -112.65%
Return-on-Invested Capital                      -2.17%           8.44%         14.99%          1.90%        16.26%       -25.67%
Return-on-Market Value Equity                  -51.02%           4.83%          6.03%          3.89%         5.76%       -72.32%
Return-on-Market Value Invested Cap.            -2.57%           3.69%          6.94%          1.77%         5.61%       -22.77%

Revenue Growth
   Latest Twelve Months                          13.71           11.03          12.61          20.75          9.45          2.41
   Latest Fiscal Year                            18.33            4.45           2.94           5.93          2.97         28.84
   Three-year CAGR                               16.00            8.29           7.67           8.92          6.16         14.87

Net Income Growth
   Latest Twelve Months                         -77.84          -33.02         -16.00         -50.05        114.45      -4800.77
   Latest Fiscal Year                           695.26           18.18          14.97          21.39        132.65       -102.21
   Three-year CAGR                               32.76           15.16          -1.73          28.29        123.36          2.03

EBITDA Growth
   Latest Twelve Months                          -5.75            0.52          -7.72           8.77         85.22       -229.49
   Latest Fiscal Year                           -16.86           15.75          11.15          20.35         64.57       -162.16
   Three-year CAGR                              -11.48           13.55           1.27          25.83         74.59        -10.29

Equity Growth
   Latest Twelve Months                         -14.48           -2.59          -3.34          -1.85          3.89        -63.06
   Latest Fiscal Year                           -23.37            2.92          14.34           2.42          3.42          1.52
   Three-year CAGR                              -19.05            2.18           5.13           0.71          3.66        -38.76

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SCHEDULE 7
                               PIERRE FOODS, INC.
                         COMPARATIVE VALUATION MULTIPLES
--------------------------------------------------------------------------------

Company Name:                                        Pierre                   Bridgford     Earthgrains      Hormel       Rymer
                                                   Foods, Inc.                Foods Corp.     Company      Foods Corp.  Foods Inc.
Ticker Symbol:                                        FOOD                       BRID           EGR           HRL          RFDS

Latest Twelve Months:                                Mar-01                     Nov-00         Jan-01        Oct-00       Oct-00
Last Fiscal Year:                                    Mar-01       Median        Nov-00         Mar-00        Oct-00       Oct-00
----------------------------------------------------------------------------------------------------------------------------------
MARKET DATA
   Market Price (a)                                   $1.07            --        $12.78         $19.10         $21.26      $0.39
   Shares Outstanding (000s)                          5,781            --        10,927         41,600        140,532      4,300
   Market Value--Common Equity                       $6,183      $467,138      $139,600       $794,676     $2,987,008     $1,690
   Less:  Market Value of Investments                 1,813            --        18,301         35,600        106,610          0
   Adjusted Market Value - Common Equity             $4,370      $440,188      $121,299       $759,076     $2,880,398     $1,690
   Preferred Stock                                        0            --             0              0              0          0
   Adjusted Market Value--Stockholders' Equity       $4,370      $440,188      $121,299       $759,076     $2,880,398     $1,690
   Total Interest-Bearing Debt                      118,318        94,022             0        988,000        184,367      3,677
   Market Value--Invested Capital                  $122,688      $934,188      $121,299     $1,747,076     $3,064,765     $5,367
   Beta                                                1.21          0.19         -0.09           0.19           0.27        N/A


PRICE MULTIPLES
      Invested Capital/Revenue
         LTM                                            0.6           0.7           0.8            0.7            0.8        0.1
         FYE 1                                          0.7           0.9           0.9            0.9            0.9        0.1
         FYE 2                                          0.8           0.9           0.9            0.9            0.9        0.2
         FYE 3                                          1.9           0.9           0.9            1.0            0.9        0.2
           3-Yr. Avg.                                   0.7           0.9           0.8            0.8            0.9        0.2


----------------------------------------------------------------------------------------------------------------------------------

(a) 30-day average prices.

--------------------------------------------------------------------------------
                                   SCHEDULE 8
                               PIERRE FOODS, INC.
                       MARKET COMPARISON APPROACH (000's)
--------------------------------------------------------------------------------

                                                                       (2)
                                                (1)                PRELIMINARY               LESS:                 PRELIMINARY
                                         PIERRE FOODS, INC.          INVESTED              INTEREST-                AGGREGATE
                                             FINANCIAL               CAPITAL                BEARING                  EQUITY
VALUATION MULTIPLE                           STATISTIC                VALUE                  DEBT                     VALUE
------------------------------------------------------------------------------------------------------------------------------
LATEST TWELVE MONTHS
--------------------

    Invested Capital/Revenue        0.6      211,040                 125,409                118,318                  7,091
                                                                                                                    ======
                                                                                                   Concluded Value:  7,091




------------------------------------------------------------------------------------------------------------------------------
Concluded Fair Market Value - Minority, Marketable Basis:                         $7,091

Shares Outstanding as of March 9, 2001                                             5,781
                                                                               ---------
Indicated Equity Value Per Share:                                                  $1.23
                                                                               =========


------------------------------------------------------------------------------------------------------------------------------

(1) Income statement items are taken from Pierre Foods' Income Statement as of March 3, 2001.
(2) Valuation Multiple x Financial Statistic

--------------------------------------------------------------------------------
                                   SCHEDULE 9
                               PIERRE FOODS, INC.
                               MARKET TRANSACTIONS
--------------------------------------------------------------------------------

Food Processing Acquisitions January 1, 1998 through March 9, 2001

                                                                                 Revenues of
                                                                                  Acquired      Value of       TIC/
  Date    Acquirer                            Acquired Company                   (Millions)       Deal        Revenue
---------------------------------------------------------------------------------------------------------------------
 3/20/98  Atlantic Premium Brands, Ltd.       J.C. Potter Sausage Company            35.2          13.0         0.4
 4/14/98  International Home Foods Inc.       Grist Mill Co.                        108.2         113.6         1.1
 7/31/98  ConAgra Inc.                        GoodMark Foods Inc.                  165.28         236.4         1.4
  4/6/99  Aurora Foods Inc.                   Sea Coast Foods Inc.                     57          50.2         0.9
 4/12/99  Smithfield Foods Inc.               Animex SA - 66.6%                     165.6          43.0         0.3
  5/7/99  Smithfield Foods Inc.               Carrolls Foods Inc.                   347.9         337.5         1.0
 8/25/99  IBP Inc.                            Thorn Apple Valley Inc.              465.54         116.4         0.3
10/13/99  Sparta Foods Inc.                   Food Products Corp.                     9.3           9.8         1.1
 11/1/99  Aurora Foods Inc.                   Lender's(R)Bagels                     186.7         275.0         1.5
  1/3/00  ConAgra Inc.                        Seaboard Corp.                        480.0         374.4         0.8
  1/5/00  Smithfield Foods Inc.               Murphy Farms, Inc.                    454.0         396.0         0.9
  2/7/00  IBP Inc.                            Corporate Brand Foods America           800         560.0         0.7
 6/29/00  Kellogg Co.                         Kashi Co.                              25.0          33.0         1.3
 8/24/00  ConAgra Inc.                        International Home Foods Inc.       2191.61        2936.8         1.3
 1/28/01  Pilgrims Pride Corp.                Pilgrims Pride Corp.                  832.7         274.8         0.3

---------------------------------------------------------------------------------------------------------------------
 Total                                                                             3049.3        3244.6

Source: Mergerstat Review and Done Deals Databases for SIC #2011, 2013, 2050 and 2051.


                      ----------------------------------------------------------
                       Average TIC/Revenue Ratio (Ratio)                    0.87
                       Median TIC/Revenue Ratio                             0.88
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                                   SCHEDULE 10
                               PIERRE FOODS, INC.
                       MARKET TRANSACTION APPROACH (000's)
--------------------------------------------------------------------------------

                                                                                  PRELIMINARY          LESS:         PRELIMINARY
                                                     PIERRE FOODS, INC.            INVESTED          INTEREST-        AGGREGATE
                                                         FINANCIAL                  CAPITAL           BEARING          EQUITY
VALUATION MULTIPLE                                       STATISTIC                   VALUE             DEBT             VALUE
--------------------------------------------------------------------------------------------------------------------------------


LATEST TWELVE MONTHS
--------------------

Total Invested Capital/Revenue             0.7            211,040                  148,573           118,318           30,254

                                                                                                                       ======
                                                                                                                       30,254

--------------------------------------------------------------------------------------------------------------------------------

PRELIMINARY STOCKHOLDERS' EQUITY VALUE:                               $30,254
Less:
Change in Control Agreement Adjustments  (1)                           11,500
                                                                      -------
Equity Value - Control, Marketable                                    $18,755
Less:
Minority Discount  (35%)                                                6,564
                                                                      -------
Equity Value - Minority, Marketable Basis                             $12,191

Shares Outstanding as of March 9, 2001                                  5,781
                                                                      -------
Equity Value Per Share                                                  $2.11
                                                                      =======

--------------------------------------------------------------------------------------------------------------------------------

(1) On July 6, 1999, the Company replaced certain existing Change in Control Agreements with Mr. Richardson and Mr. Clark with revised Change in Control Agreements. The revised agreements provide that, if a change of control of the Company occurs, the following benefits will be provided by the Company: three times the amount of the annual base salary of the officer; three times the amount of the cash bonus paid or payable to such person for the most recent fiscal year; and a "gross-up" payment for all excise and income tax liabilities resulting from payments under the Change in Control Agreements.

--------------------------------------------------------------------------------
                                   SCHEDULE 11
                               PIERRE FOODS, INC.
 COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 1
--------------------------------------------------------------------------------

                                                       Actual                                Projected
                                              ---------------------   --------------------------------------------------
                                                  LTM 2001       %          2002            %          2003           %
                                              -------------   -----   -------------      -----    -------------    -----
% Growth                                               13.7%                      5.3%                      8.5%
Revenues                                      $ 211,040,483    100.0    $ 222,212,486    100.0    $ 241,085,854    100.0
Cost of Goods Sold                              133,905,113     63.4      139,397,427     62.7      151,232,065     62.7
                                              -------------    -----    -------------    -----    -------------    -----
     Gross Profit                                77,135,370     36.6       82,815,059     37.3       89,853,789     37.3

Operating Expenses:
Selling, General and Administrative              63,842,125     30.3       62,472,121     28.1       67,054,513     27.8
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0      0.0                0      0.0                0      0.0
Depreciation and Amortization                     6,237,994      3.0        6,278,756      2.8        7,146,211      3.0
                                              -------------    -----    -------------    -----    -------------    -----
TOTAL OPERATING EXPENSES                         70,080,119     33.2       68,750,877     30.9       74,200,724     30.8

OPERATING INCOME (LOSS)                           7,055,251      3.3       14,064,182      6.3       15,653,065      6.5

Other Income (Expenses):
Other Income                                        281,600      0.1                0      0.0                0      0.0
Net Gain (Loss) on Dispositions of Assets           (27,695)     0.0                0      0.0                0      0.0
Equity in Earnings (Loss) of Affiliates                   0      0.0                0      0.0                0      0.0
Interest Expense                                (13,334,022)    (6.3)     (13,142,273)    (5.9)     (12,987,946)    (5.4)
Other Expense                                             0      0.0                0      0.0                0      0.0
                                              -------------    -----    -------------    -----    -------------    -----
TOTAL OTHER INCOME (EXPENSE)                    (13,080,117)    (6.2)     (13,142,273)    (5.9)     (12,987,946)    (5.4)

Earnings (Loss) Before Income Taxes              (6,024,866)    (2.9)         921,909      0.4        2,665,119      1.1
Provision for Income Taxes (Benefit)             (1,684,950)    (0.8)         359,545      0.2        1,039,397      0.4
                                              -------------    -----    -------------    -----    -------------    -----
NET INCOME (LOSS)                                (4,339,916)    (2.1)         562,364      0.3        1,625,722      0.7
                                              =============    =====    =============    =====    =============    =====

EBIT                                              7,055,251                14,064,182                15,653,065
EBITDA                                           13,293,245                20,342,938                22,799,276

Adjustments:
Other Non-Cash Adjustments to Earnings              585,382                   392,306                  527,408
One-Time Financing Charges                          600,000                         0                        0
Excess Compensation                                       0                         0                        0
                                               ------------             -------------            -------------
Total Adjustments                                 1,185,382                   392,306                  527,408


Adjusted EBIT                                     8,240,633      3.9       14,456,488      6.5       16,180,473      6.7
Adjusted EBITDA                                  14,478,627      6.9       20,735,244      9.3       23,326,684      9.7

------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 13,334,022      6.3       13,142,273      5.9       12,987,946      5.4
Depreciation Expense                              6,237,994      3.0        6,278,756      2.8        7,146,211      3.0
Capital Expenditures                              2,695,032      1.3        4,415,905      2.0        4,580,000      1.9
------------------------------------------------------------------------------------------------------------------------

                                                                           Projected
                                              -----------------------------------------------------------------------
                                                  2004          %          2005          %           2006        %
                                              -------------   -----   -------------    -----    -------------   -----
% Growth                                                8.6%                      8.5%                    8.5%
Revenues                                      $ 261,843,878   100.0    $ 284,100,608   100.0    $ 308,249,159   100.0
Cost of Goods Sold                              164,253,479    62.7      178,131,081    62.7      193,272,223    62.7
                                              -------------   -----    -------------   -----    -------------   -----
     Gross Profit                                97,590,399    37.3      105,969,527    37.3      114,976,936    37.3

Operating Expenses:
Selling, General and Administrative              71,557,217    27.3       76,707,164    27.0       82,302,526    26.7
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0     0.0                0     0.0                0     0.0
Depreciation and Amortization                     7,533,867     2.9        8,238,918     2.9        8,939,226     2.9
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OPERATING EXPENSES                         79,091,084    30.2       84,946,082    29.9       91,241,751    29.6

OPERATING INCOME (LOSS)                          18,499,315     7.1       21,023,445     7.4       23,735,185     7.7

Other Income (Expenses):
Other Income                                              0     0.0                0     0.0                0     0.0
Net Gain (Loss) on Dispositions of Assets                 0     0.0                0     0.0                0     0.0
Equity in Earnings (Loss) of Affiliates                   0     0.0                0     0.0                0     0.0
Interest Expense                                (12,841,705)   (4.9)     (12,784,527)   (4.5)     (12,946,465)   (4.2)
Other Expense                                             0     0.0                0     0.0                0     0.0
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OTHER INCOME (EXPENSE)                    (12,841,705)   (4.9)     (12,784,527)   (4.5)     (12,946,465)   (4.2)

Earnings (Loss) Before Income Taxes               5,657,610     2.2        8,238,918     2.9       10,788,721     3.5
Provision for Income Taxes (Benefit)              2,206,468     0.8        3,213,178     1.1        4,207,601     1.4
                                              -------------   -----    -------------   -----    -------------   -----
NET INCOME (LOSS)                                 3,451,142     1.3        5,025,740     1.8        6,581,120     2.1
                                              =============   =====    =============   =====    =============   =====

EBIT                                             18,499,315               21,023,445               23,735,185
EBITDA                                           26,033,182               29,262,363               32,674,411

Adjustments:
Other Non-Cash Adjustments to Earnings              500,287                  500,287                  500,287
One-Time Financing Charges                                0                        0                        0
Excess Compensation                                       0                        0                        0
                                               ------------            -------------            -------------
Total Adjustments                                   500,287                  500,287                  500,287

Adjusted EBIT                                    18,999,602     7.3       21,523,732     7.6       24,235,472     7.9
Adjusted EBITDA                                  26,533,469    10.1       29,762,650    10.5       33,174,698    10.8
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 12,841,705     4.9       12,784,527     4.   5    12,946,465     4.2
Depreciation Expense                              7,533,867     2.9        8,238,918     2.9        8,939,226     2.9
Capital Expenditures                             12,945,000     4.9        5,682,012     2.0        7,706,229     2.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SCHEDULE 11[a]
                               PIERRE FOODS, INC.
 COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 2
--------------------------------------------------------------------------------

                                                       Actual                                Projected
                                              ---------------------   --------------------------------------------------
                                                  LTM 2001       %          2002            %          2003           %
                                              -------------   -----   -------------      -----    -------------    -----
% Growth                                               13.7%                     15.0%                     15.0%
Revenues                                      $ 211,040,483    100.0    $ 242,696,555    100.0    $ 279,101,039    100.0
Cost of Goods Sold                              133,905,113     63.4      151,928,044     62.6      174,717,250     62.6
                                              -------------    -----    -------------    -----    -------------    -----
     Gross Profit                                77,135,370     36.6       90,768,512     37.4      104,383,788     37.4

Operating Expenses:
Selling, General and Administrative              63,842,125     30.3       75,235,932     31.0       86,521,322     31.0
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0      0.0                0      0.0                0      0.0
Depreciation and Amortization                     6,237,994      3.0        6,278,756      2.6        7,146,211      2.6
                                              -------------    -----    -------------    -----    -------------    -----
TOTAL OPERATING EXPENSES                         70,080,119      3.2       81,514,688     33.6       93,667,533     33.6

OPERATING INCOME (LOSS)                           7,055,251      3.3        9,253,824      3.8       10,716,255      3.8

Other Income (Expenses):
Other Income                                        281,600      0.1                0      0.0                0      0.0
Net Gain (Loss) on Dispositions of Assets           (27,695)     0.0                0      0.0                0      0.0
Equity in Earnings (Loss) of Affiliates                   0      0.0                0      0.0                0      0.0
Interest Expense                                (13,334,022)    (6.3)     (13,142,273)    (5.4)     (12,987,946)    (4.7)
Other Expense                                             0      0.0                0      0.0                0      0.0
                                              -------------    -----    -------------    -----    -------------    -----
TOTAL OTHER INCOME (EXPENSE)                    (13,080,117)    (6.2)     (13,142,273)    (5.4)     (12,987,946)    (4.7)

Earnings (Loss) Before Income Taxes              (6,024,866)    (2.9)      (3,888,449)    (1.6)      (2,271,691)    (0.8)
Provision for Income Taxes (Benefit)             (1,684,950)    (0.8)      (1,555,380)    (0.6)        (908,676)    (0.3)
                                              -------------    -----    -------------    -----    -------------    -----
NET INCOME (LOSS)                                (4,339,916)    (2.1)      (2,333,070)    (1.0)      (1,363,014)    (0.5)
                                              =============    =====    =============    =====    =============    =====

EBIT                                              7,055,251                 9,253,824                10,716,255
EBITDA                                           13,293,245                15,532,580                17,862,466

Adjustments:
Other Non-Cash Adjustments to Earnings              585,382                   392,306                   527,408
One-Time Financing Charges                          600,000                         0                         0
Excess Compensation                                       0                         0                         0
Total Adjustments                                 1,185,382                   392,306                   527,408
                                              -------------             -------------             -------------
Adjusted EBIT                                     8,240,633      3.9        9,646,130      4.0       11,243,663      4.0
Adjusted EBITDA                                  14,478,627      6.9       15,924,886      6.6       18,389,874      6.6
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 13,334,022      6.3       13,142,273      5.4       12,987,946      4.7
Depreciation Expense                              6,237,994      3.0        6,278,756      2.6        7,146,211      2.6
Capital Expenditures                              2,695,032      1.3        4,415,905      1.8        4,580,000      1.6
------------------------------------------------------------------------------------------------------------------------

                                                                              Projected
                                              -----------------------------------------------------------------------
                                                  2004          %          2005          %           2006        %
                                              -------------   -----   -------------    -----    -------------   -----
% Growth                                               15.0%                    15.0%                    15.0%
Revenues                                      $ 320,966,195   100.0    $ 369,111,124   100.0    $ 424,477,792   100.0
Cost of Goods Sold                              200,924,838    62.6      231,063,563    62.6      265,723,098    62.6
                                              -------------   -----    -------------   -----    -------------   -----
     Gross Profit                               120,041,357    37.4      138,047,560    37.4      158,754,694    37.4

Operating Expenses:
Selling, General and Administrative              99,499,520    31.0      114,424,448    31.0      131,588,116    31.0
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0     0.0                0     0.0                0     0.0
Depreciation and Amortization                     7,533,867     2.3        7,382,222     2.0        7,216,122     1.7
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OPERATING EXPENSES                        107,033,387    33.3      121,806,671    33.0      138,804,238    32.7

OPERATING INCOME (LOSS)                          13,007,969     4.1       16,240,889     4.4       19,950,456     4.7

Other Income (Expenses):
Other Income                                              0     0.0                0     0.0                0     0.0
Net Gain (Loss) on Dispositions of Assets                 0     0.0                0     0.0                0     0.0
Equity in Earnings (Loss) of Affiliates                   0     0.0                0     0.0                0     0.0
Interest Expense                                (12,841,705)   (4.0)     (12,841,705)   (3.5)     (12,841,705)   (3.0)
Other Expense                                             0     0.0                0     0.0                0     0.0
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OTHER INCOME (EXPENSE)                    (12,841,705)   (4.0)     (12,841,705)   (3.5)     (12,841,705)   (3.0)

Earnings (Loss) Before Income Taxes                 166,264     0.1     3,399,184        0.9        7,108,751     1.7
Provision for Income Taxes (Benefit)                 66,506     0.0     1,359,674        0.4        2,843,500     0.7
                                              -------------   -----    -------------   -----    -------------   -----
NET INCOME (LOSS)                                    99,759     0.0     2,039,511        0.6        4,265,251     1.0
                                              =============   =====    =============   =====    =============   =====

EBIT                                             13,007,969               16,240,889               19,950,456
EBITDA                                           20,541,836               23,623,112               27,166,579

Adjustments:
Other Non-Cash Adjustments to Earnings              500,287                  500,287                  500,287
One-Time Financing Charges                                0                        0                        0
Excess Compensation                                       0                        0                        0
Total Adjustments                                   500,287                  500,287                  500,287
                                              -------------            -------------            -------------
Adjusted EBIT                                    13,508,256     4.2       16,741,176     4.5       20,450,743     4.8
Adjusted EBITDA                                  21,042,123     6.6       24,123,399     6.5       27,666,866     6.5
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 12,841,705     4.0       12,841,705     3.5       12,841,705     3.0
Depreciation Expense                              7,533,867     2.3        7,382,222     2.0        7,216,122     1.7
Capital Expenditures                             12,945,000     4.0        7,382,222     2.0        7,216,122     1.7
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SCHEDULE 11[b]
                               PIERRE FOODS, INC.
 COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 3
--------------------------------------------------------------------------------

                                                       Actual                                Projected
                                              ---------------------   --------------------------------------------------
                                                  LTM 2001       %          2002            %          2003           %
                                              -------------   -----   -------------      -----    -------------    -----
% Growth                                               13.7%                     15.0%                     15.0%
Revenues                                      $ 211,040,483    100.0    $ 242,696,555    100.0    $ 279,101,039    100.0
Cost of Goods Sold                              133,905,113     63.4      152,170,740     62.7      174,996,351     62.7
                                              -------------    -----    -------------    -----    -------------    -----
     Gross Profit                                77,135,370     36.6       90,525,815     37.3      104,104,687     37.3

Operating Expenses:
Selling, General and Administrative              63,842,125     30.3       68,197,732     28.1       77,590,089     27.8
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0      0.0                0      0.0                0      0.0
Depreciation and Amortization                     6,237,994      3.0        6,278,756      2.6        7,146,211      2.6
                                              -------------    -----    -------------    -----    -------------    -----
TOTAL OPERATING EXPENSES                         70,080,119     33.2       74,476,488     30.7       84,736,300     30.4

OPERATING INCOME (LOSS)                           7,055,251      3.3       16,049,327      6.6       19,368,388      6.9

Other Income (Expenses):
Other Income                                        281,600      0.1                0      0.0                0      0.0
Net Gain (Loss) on Dispositions of Assets           (27,695)     0.0                0      0.0                0      0.0
Equity in Earnings (Loss) of Affiliates                   0      0.0                0      0.0                0      0.0
Interest Expense                                (13,334,022)    (6.3)     (13,142,273)    (5.4)     (12,987,946)    (4.7)
Other Expense                                             0      0.0                0      0.0                0      0.0
                                              -------------    -----    -------------    -----    -------------    -----
TOTAL OTHER INCOME (EXPENSE)                    (13,080,117)    (6.2)     (13,142,273)    (5.4)     (12,987,946)    (4.7)

Earnings (Loss) Before Income Taxes              (6,024,866)    (2.9)       2,907,054      1.2        6,380,442      2.3
Provision for Income Taxes (Benefit)             (1,684,950)    (0.8)       1,162,822      0.5        2,552,177      0.9
                                              -------------    -----    -------------    -----    -------------    -----
NET INCOME (LOSS)                                (4,339,916)    (2.1)       1,744,232      0.7        3,828,265      1.4
                                              =============    =====    =============    =====    =============    =====

EBIT                                              7,055,251                16,049,327                19,368,388
EBITDA                                           13,293,245                22,328,083                26,514,599

Adjustments:
Other Non-Cash Adjustments to Earnings              585,382                   392,306                   527,408
One-Time Financing Charges                          600,000                         0                         0
Excess Compensation                                       0                         0                         0
                                              -------------             -------------             -------------
Total Adjustments                                 1,185,382                   392,306                   527,408


Adjusted EBIT                                     8,240,633      3.9       16,441,633      6.8       19,895,796      7.1
Adjusted EBITDA                                  14,478,627      6.9       22,720,389      9.4       27,042,007      9.7
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 13,334,022      6.3       13,142,273      5.4       12,987,946      4.7
Depreciation Expense                              6,237,994      3.0        6,278,756      2.6        7,146,211      2.6
Capital Expenditures                              2,695,032      1.3        4,415,905      1.8        4,580,000      1.6
------------------------------------------------------------------------------------------------------------------------

                                                                                Projected
                                              -----------------------------------------------------------------------
                                                  2004          %          2005          %           2006        %
                                              -------------   -----   -------------    -----    -------------   -----
% Growth                                               15.0%                    15.0%                    15.0%
Revenues                                      $ 320,966,195   100.0    $ 369,111,124   100.0    $ 424,477,792   100.0
Cost of Goods Sold                              201,245,804    62.7      231,432,675    62.7      266,147,576    62.7
                                              -------------   -----    -------------   -----    -------------   -----
     Gross Profit                               119,720,391    37.3      137,678,449    37.3      158,330,217    37.3

Operating Expenses:
Selling, General and Administrative              87,623,771    27.3       99,660,003    27.0      113,335,571    26.7
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0     0.0                0     0.0                0     0.0
Depreciation and Amortization                     7,533,867     2.3        7,382,222     2.0        7,216,122     1.7
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OPERATING EXPENSES                         95,157,638    29.6      107,042,226    29.0      120,551,693    28.4

OPERATING INCOME (LOSS)                          24,562,752     7.7       30,636,223     8.3       37,778,524     8.9

Other Income (Expenses):
Other Income                                              0     0.0                0     0.0                0     0.0
Net Gain (Loss) on Dispositions of Assets                 0     0.0                0     0.0                0     0.0
Equity in Earnings (Loss) of Affiliates                   0     0.0                0     0.0                0     0.0
Interest Expense                                (12,841,705)   (4.0)     (12,362,500)   (3.3)     (12,362,500)   (2.9)
Other Expense                                             0     0.0                0     0.0             0        0.0
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OTHER INCOME (EXPENSE)                    (12,841,705)   (4.0)     (12,362,500)   (3.3)     (12,362,500)   (2.9)

Earnings (Loss) Before Income Taxes              11,721,047     3.7       18,273,723     5.0       25,416,024     6.0
Provision for Income Taxes (Benefit)              4,688,419     1.5        7,309,489     2.0       10,166,409     2.4
                                              -------------   -----    -------------   -----    -------------   -----
NET INCOME (LOSS)                                 7,032,628     2.2       10,964,234     3.0       15,249,614     3.6
                                              =============   =====    =============   =====    =============   =====

EBIT                                             24,562,752               30,636,223               37,778,524
EBITDA                                           32,096,619               38,018,446               44,994,646

Adjustments:
Other Non-Cash Adjustments to Earnings              500,287                  500,287                  500,287
One-Time Financing Charges                                0                        0                        0
Excess Compensation                                       0                        0                        0
                                              -------------            -------------            -------------
Total Adjustments                                   500,287                  500,287                  500,287


Adjusted EBIT                                    25,063,039     7.8       31,136,510     8.4       38,278,811     9.0
Adjusted EBITDA                                  32,596,906    10.2       38,518,733    10.4       45,494,933    10.7
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 12,841,705     4.0       12,362,500     3.3       12,362,500     2.9
Depreciation Expense                              7,533,867     2.3        7,382,222     2.0        7,216,122     1.7
Capital Expenditures                             12,945,000     4.0       12,945,000     3.5       12,945,000     3.0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SCHEDULE 11[c]
                               PIERRE FOODS, INC.
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 2006 -
                                   SCENARIO 4
-------------------------------------------------------------------------------

                                                       Actual                                Projected
                                              ---------------------   --------------------------------------------------
                                                  LTM 2001       %          2002            %          2003           %
                                              -------------   -----   -------------      -----    -------------    -----
% Growth                                               13.7%                   15.0%                       15.0%
Revenues                                      $ 211,040,483   100.0   $ 242,696,555      100.0    $ 279,101,039    100.0
Cost of Goods Sold                              133,905,113    63.4     148,044,899       61.0      170,251,634     61.0
                                              -------------   -----   -------------      -----    -------------    -----
     Gross Profit                                77,135,370    36.6      94,651,657       39.0      108,849,405     39.0

Operating Expenses:
Selling, General and Administrative              63,842,125    30.3      66,741,553       27.5       76,752,786     27.5
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0     0.0               0        0.0                0      0.0
Depreciation and Amortization                     6,237,994     3.0       6,278,756        2.6        7,146,211      2.6
                                              -------------   -----   -------------      -----    -------------    -----
TOTAL OPERATING EXPENSES                         70,080,119    33.2      73,020,309       30.1       83,898,997     30.1

OPERATING INCOME (LOSS)                           7,055,251     3.3      21,631,348        8.9       24,950,408      8.9

Other Income (Expenses):
Other Income                                        281,600     0.1               0        0.0                0      0.0
Net Gain (Loss) on Dispositions of Assets           (27,695)    0.0               0        0.0                0      0.0
Equity in Earnings (Loss) of Affiliates                   0     0.0               0        0.0                0      0.0
Interest Expense                                (13,334,022)   (6.3)    (13,142,273)      (5.4)     (12,987,946)    (4.7)
Other Expense                                             0     0.0               0        0.0                0      0.0
                                              -------------   -----   -------------      -----    -------------    -----
TOTAL OTHER INCOME (EXPENSE)                    (13,080,117)   (6.2)    (13,142,273)      (5.4)     (12,987,946)    (4.7)

Earnings (Loss) Before Income Taxes              (6,024,866)   (2.9)      8,489,075        3.5       11,962,462      4.3
Provision for Income Taxes (Benefit)             (1,684,950)   (0.8)      3,395,630        1.4        4,784,985      1.7
                                              -------------   -----   -------------      -----    -------------    -----
NET INCOME (LOSS)                                (4,339,916)   (2.1)      5,093,445        2.1        7,177,477      2.6
                                              =============   =====   =============      =====    =============    =====

EBIT                                              7,055,251              21,631,348                  24,950,408
EBITDA                                           13,293,245              27,910,104                  32,096,619

Adjustments:
Other Non-Cash Adjustments to Earnings              585,382                 392,306                     527,408
One-Time Financing Charges                          600,000                       0                           0
Excess Compensation                                       0                       0                           0
                                              -------------           -------------               -------------
Total Adjustments                                 1,185,382                 392,306                     527,408

Adjusted EBIT                                     8,240,633     3.9      22,023,654        9.1       25,477,816      9.1
Adjusted EBITDA                                  14,478,627     6.9      28,302,410       11.7       32,624,027     11.7
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 13,334,022     6.3      13,142,273        5.4       12,987,946      4.7
Depreciation Expense                              6,237,994     3.0       6,278,756        2.6        7,146,211      2.6
Capital Expenditures                              2,280,849     1.1       4,415,905        1.8        4,580,000      1.6
------------------------------------------------------------------------------------------------------------------------

                                                                                Projected
                                              -----------------------------------------------------------------------
                                                  2004          %          2005          %           2006        %
                                              -------------   -----   -------------    -----    -------------   -----
% Growth                                               15.0%                    15.0%                    15.0%
Revenues                                      $ 320,966,195   100.0    $ 369,111,124   100.0    $ 424,477,792   100.0
Cost of Goods Sold                              195,789,379    61.0      225,157,785    61.0      258,931,453    61.0
                                              -------------   -----    -------------   -----    -------------   -----
     Gross Profit                               125,176,816    39.0      143,953,338    39.0      165,546,339    39.0

Operating Expenses:
Selling, General and Administrative              89,068,119    27.8      104,273,892    28.3      120,976,171    28.5
Loss on Sale of Mom 'n' Pop; Country Ham LLC              0     0.0                0     0.0                0     0.0
Depreciation and Amortization                     7,533,867     2.3        7,382,222     2.0        7,216,122     1.7
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OPERATING EXPENSES                         96,601,986    30.1      111,656,115    30.3      128,192,293    30.2

OPERATING INCOME (LOSS)                          28,574,830     8.9       32,297,223     8.8       37,354,046     8.8

Other Income (Expenses):
Other Income                                              0     0.0                0     0.0                0     0.0
Net Gain (Loss) on Dispositions of Assets                 0     0.0                0     0.0                0     0.0
Equity in Earnings (Loss) of Affiliates                   0     0.0                0     0.0                0     0.0
Interest Expense                                (12,841,705)   (4.0)     (12,350,000)   (3.3)     (12,350,000)   (2.9)
Other Expense                                             0     0.0                0     0.0                0     0.0
                                              -------------   -----    -------------   -----    -------------   -----
TOTAL OTHER INCOME (EXPENSE)                    (12,841,705)   (4.0)     (12,350,000)   (3.3)     (12,350,000)   (2.9)

Earnings (Loss) Before Income Taxes              15,733,125     4.9       19,947,223     5.4       25,004,046     5.9
Provision for Income Taxes (Benefit)              6,293,250     2.0        7,978,889     2.2       10,001,618     2.4
                                              -------------   -----    -------------   -----    -------------   -----
NET INCOME (LOSS)                                 9,439,875     2.9       11,968,334     3.2       15,002,427     3.5
                                              =============   =====    =============   =====    =============   =====

EBIT                                             28,574,830               32,297,223               37,354,046
EBITDA                                           36,108,697               39,679,446               44,570,168

Adjustments:
Other Non-Cash Adjustments to Earnings              500,287                  500,287                  500,287
One-Time Financing Charges                                0                        0                        0
Excess Compensation                                       0                        0                        0
                                              -------------            -------------              -----------
Total Adjustments                                   500,287                  500,287                  500,287


Adjusted EBIT                                    29,075,117     9.1       32,797,510     8.9       37,854,333     8.9
Adjusted EBITDA                                  36,608,984    11.4       40,179,733    10.9       45,070,455    10.6
------------------------------------------------------------------------------------------------------------------------
Interest Expense                                 12,841,705     4.0       12,350,000     3.3       12,350,000     2.9
Depreciation Expense                              7,533,867     2.3        7,382,222     2.0        7,216,122     1.7
Capital Expenditures                             12,945,000     4.0        7,382,222     2.0        7,216,122     1.7
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   SCHEDULE 12
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 1
--------------------------------------------------------------------------------

                              Base Year   ---------------------Projections----------------------
                                 LTM                                                                                   Compounded
                                2001           2002           2003          2004            2005         2006         Annual Growth
                           -------------  -------------  -------------  -------------  -------------  -------------   -------------
Revenue Growth                      13.7%           5.3%           8.5%           8.6%           8.5%           8.5%
NET REVENUES               $ 211,040,483  $ 222,212,486  $ 241,085,854  $ 261,843,878  $ 284,100,608  $ 308,249,159   8.5%


OPERATING INCOME
 (LOSS)                    $   7,055,251  $  14,064,182  $  15,653,065  $  18,499,315  $  21,023,445  $  23,735,185  14.0%
Operating Margin                     3.3%           6.3%           6.5%           7.1%           7.4%           7.7%

Adjusted EBIT              $   8,240,633  $  14,456,488  $  16,180,473  $  18,999,602  $  21,523,732  $  24,235,472
Income Taxes         40%       3,296,253     5,782,595      6,472,189      7,599,841      8,609,493       9,694,189
                           -------------  -------------  -------------  -------------  -------------  -------------
DEBT-FREE NET
 INCOME                    $   4,944,380  $   8,673,893  $   9,708,284  $  11,399,761  $  12,914,239  $  14,541,283
Debt-free Net
 Income Margin                       2.3%           3.9%           4.0%           4.4%           4.5%           4.7%

+ Depreciation/
  Amortization                 6,237,994      6,278,756      7,146,211      7,533,867      8,238,918      8,939,226
- Capital
   Expenditures                2,695,032      4,415,905      4,580,000     12,945,000      5,682,012      7,706,229
                           -------------  -------------  -------------  -------------  -------------  -------------
    Beginning W/C
     (Debt-Free)                             37,549,733     51,108,872     55,449,746     60,224,092     65,343,140
    Required W/C
     (% of Sales)                  23.0%     51,108,872     55,449,746     60,224,092     65,343,140     70,897,307
                                          -------------  -------------  -------------  -------------  -------------
- W/C Additions
  (Excess)                                   13,559,139      4,340,874      4,774,346      5,119,048      5,554,167

DEBT-FREE NET
 CASH FLOW                                $  (3,022,395) $   7,933,621  $   1,214,282  $  10,352,097  $  10,220,113

Discount Rate        16%                           16.0%          16.0%          16.0%          16.0%          16.0%
Discount Factor                                  0.9285         0.8004         0.6900           0.59         0.5128
                                          -------------  -------------  -------------  -------------  -------------
resent Value                              $  (2,806,294) $   6,350,070  $     837,855  $   6,157,427  $   5,240,874

Sum of Present
 Values                                                                                                              $  15,779,932

Year 5 Net Cash
 Flow Times
 Long-Term Growth
  Rate                                              4.0% $   10,628,918
Capitalization
  Rate                                                             12.0%
                                                         --------------
Residual Value                                           $   88,574,317
Discount Rate                                                      16.0%
Discount Factor                                                  0.5128
                                                         --------------
Present Value of
 Residual Value                                                                                                         45,420,910
                                                                                                                     -------------
Indicated Value
  -Invested Capital                                                                                                  $  61,200,842
Add: Cash &
 Equivalents                                                                                                             1,813,437
Less: Total Interest
  Bearing Debt                                                                                                         118,318,202
                                                                                                                     -------------
Indicated Value-
 Aggregate Value
 Stockholders'
  Equity
  (Control Basis)                                                                                                      (55,303,923)

Rounded to                                                                                                           $ (55,303,900)
                                                                                                                     =============


--------------------------------------------------------------------------------
                                 SCHEDULE 12[a]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 2
--------------------------------------------------------------------------------

                              Base Year   ---------------------Projections----------------------
                                 LTM                                                                                    Compounded
                                2001           2002           2003          2004            2005         2006         Annual Growth
                           -------------  -------------  -------------  -------------  -------------  -------------   -------------
Revenue Growth                      13.7%          15.0%          15.0%          15.0%          15.0%          15.0%
NET REVENUES               $ 211,040,483  $ 242,696,555  $ 279,101,039  $ 320,966,195  $ 369,111,124  $ 424,477,792    15.0%

OPERATING INCOME
  (LOSS)                   $   7,055,251  $  14,064,182  $  15,653,065  $  18,499,315  $  21,023,445  $  23,735,185    14.0%
Operating Margin                     3.3%           5.8%           5.6%           5.8%           5.7%           5.6%

Adjusted EBIT              $   8,240,633  $   9,646,130  $  11,243,663  $  13,508,256  $  16,741,176  $  20,450,743
Income Taxes       40%         3,296,253      3,858,452      4,497,465      5,403,303      6,696,471      8,180,297
                           -------------  -------------  -------------  -------------  -------------  -------------
DEBT-FREE NET
 INCOME                    $   4,944,380  $   5,787,678  $   6,746,198  $   8,104,954  $  10,044,706  $  12,270,446

Debt-free Net
 Income Margin                       2.3%           2.4%           2.4%           2.5%           2.7%           2.9%

+ Depreciation/
   Amortization                6,237,994      6,278,756      7,146,211      7,533,867      7,382,222      7,216,122

- Capital
   Expenditures                2,695,032      4,415,905      4,580,000     12,945,000      7,382,222      7,216,122
                           -------------  -------------  -------------  -------------  -------------  -------------
    Beginning W/C
     (Debt-Free)                             37,549,733     55,820,208     64,193,239     73,822,225     84,895,558
    Required W/C
     (% of Sales)                   23.0%    55,820,208     64,193,239     73,822,225     84,895,558     97,629,892
                                          -------------  -------------  -------------  -------------  -------------
- W/C Additions
  (Excess)                                   18,270,475      8,373,031      9,628,986     11,073,333     12,734,334

DEBT-FREE NET
 CASH FLOW                                $ (10,619,946) $     939,378  $  (6,935,165) $  (1,028,627) $    (463,888)

Discount Rate      16.0%                           16.0%          16.0%          16.0%          16.0%          16.0%
Discount Factor                                  0.9285         0.8004         0.6900         0.5948         0.5128
                                          -------------  -------------  -------------  -------------  -------------
Present Value                             $  (9,860,620) $     751,878  $  (4,785,264) $    (611,827) $    (237,882)

Sum of Present
 Values                                                                                $ (14,743,715)

Year 5 Net Cash
 Flow Times
 Long-Term Growth
 Rate                                               4.0% $    (482,444)
                                                         -------------
Capitalization
 Rate                                                             12.0%
Residual Value                                           $  (4,020,367)
Discount Rate                                                     16.0%
Discount Factor                                                 0.5128
                                                         -------------
Present Value of
 Residual Value                                                                           (2,061,644)
                                                                                       -------------
Indicated Value -
 Invested Capital                                                                      $ (16,805,359)
Add: Cash &
 Equivalents                                                                               1,813,437
Less: Total Interest
 Bearing Debt                                                                            118,318,202
                                                                                       -------------
Indicated Value -
 Aggregate Value
 Stockholders'
 Equity
 (Control Basis)                                                                        (133,310,124)

Rounded to                                                                             $(133,310,100)
                                                                                       =============

--------------------------------------------------------------------------------
                                 SCHEDULE 12[b]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 3
--------------------------------------------------------------------------------

                              Base Year   ---------------------Projections----------------------
                                 LTM                                                                                    Compounded
                                2001           2002           2003          2004            2005         2006         Annual Growth
                           -------------  -------------  -------------  -------------  -------------  -------------   -------------
Revenue Growth                      13.7%          15.0%          15.0%          15.0%          15.0%          15.0%
NET REVENUES               $ 211,040,483  $ 242,696,555  $ 279,101,039  $ 320,966,195  $ 369,111,124  $ 424,477,792    15.0%

OPERATING INCOME
 (LOSS)                    $   7,055,251  $  16,049,327  $  19,368,388  $  24,562,752  $  30,636,223  $  37,778,524    23.7%
Operating Margin                     3.3%           6.6%           6.9%           7.7%           8.3%           8.9%

Adjusted EBIT              $   8,240,633  $  16,441,633  $  19,895,796  $  25,063,039  $  31,136,510  $  38,278,811
Income Taxes       40%         3,296,253      6,576,653      7,958,318     10,025,216     12,454,604     15,311,524
                           -------------  -------------  -------------  -------------  -------------  -------------
DEBT-FREE NET
 INCOME                    $   4,944,380  $   9,864,980  $  11,937,477  $  15,037,824  $  18,681,906  $  22,967,286

Debt-free Net
 Income Margin                       2.3%           4.1%           4.3%           4.7%           5.1%           5.4%

+ Depreciation/
  Amortization                 6,237,994      6,278,756      7,146,211      7,533,867      7,382,222      7,216,122
- Capital
  Expenditures                 2,695,032      4,415,905      4,580,000     12,945,000     12,945,000     12,945,000
                           -------------  -------------  -------------  -------------  -------------  -------------
    Beginning W/C
     (Debt-Free)                             37,549,733     55,820,208     64,193,239     73,822,225     84,895,558
    Required W/C
     (% of Sales)                   23.0%    55,820,208     64,193,239     73,822,225     84,895,558     97,629,892
                                          -------------  -------------  -------------  -------------  -------------
- W/C Additions
  (Excess)                                   18,270,475      8,373,031      9,628,986     11,073,333     12,734,334

DEBT-FREE NET
 CASH FLOW                                $  (6,542,644) $   6,130,657  $      (2,295) $   2,045,796  $   4,504,075

Discount Rate      16.0%                           16.0%          16.0%          16.0%          16.0%          16.0%
Discount Factor                                  0.9285         0.8004         0.6900         0.5948         0.5128
                                          -------------  -------------  -------------  -------------  -------------
Present Value                             $  (6,074,845) $   4,906,978  $      (1,584) $   1,216,839  $   2,309,690

Sum of Present
  Values                                                                                              $   2,357,078

Year 5 Net Cash
 Flow Times
 Long-Term Growth
 Rate                                                              4.0% $   4,684,238

Capitalization
 Rate                                                                            12.0%
                                                                        -------------
Residual Value                                                          $  39,035,317
Discount Rate                                                                    16.0%
Discount Factor                                                                0.5128
                                                                        -------------
Present Value of
 Residual Value                                                                                          20,017,310
Indicated Value -
 Invested Capital                                                                                     $  22,374,388

Add: Cash &
 Equivalents                                                                                              1,813,437
Less: Total Interest
 Bearing Debt                                                                                           118,318,202
                                                                                                      -------------
Indicated Value -
 Aggregate Value
 Stockholders'
 Equity
 (Control Basis)                                                                                        (94,130,377)

Rounded to                                                                                            $ (94,130,400)
                                                                                                      =============

--------------------------------------------------------------------------------
                                 SCHEDULE 12[c]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 4
--------------------------------------------------------------------------------

                              Base Year   ---------------------Projections----------------------
                                 LTM                                                                                    Compounded
                                2001           2002           2003          2004            2005         2006         Annual Growth
                           -------------  -------------  -------------  -------------  -------------  -------------   -------------
Revenue Growth                      13.7%          15.0%          15.0%          15.0%          15.0%          15.0%
NET REVENUES               $ 211,040,483  $ 242,696,555  $ 279,101,039  $ 320,966,195  $ 369,111,124  $ 424,477,792     15.0%

OPERATING INCOME
 (LOSS)                    $   7,055,251  $  21,631,348  $  24,950,408  $  28,574,830  $  32,297,223  $  37,354,046     14.6%
Operating Margin                     3.3%           8.9%           8.9%           8.9%           8.8%           8.8%

Adjusted EBIT              $   8,240,633  $  22,023,654  $  25,477,816  $  29,075,117  $  32,797,510  $  37,854,333
Income Taxes        40%        3,296,253      8,809,462     10,191,127     11,630,047     13,119,004     15,141,733
                           -------------  -------------  -------------  -------------  -------------  -------------
DEBT-FREE NET
 INCOME                    $   4,944,380  $  13,214,192  $  15,286,690  $  17,445,070  $  19,678,506  $  22,712,600
Debt-free Net
 Income Margin                       2.3%           5.4%           5.5%           5.4%           5.3%           5.4%

+ Depreciation/
   Amortization                6,237,994      6,278,756      7,146,211      7,533,867      7,382,222      7,216,122
- Capital
   Expenditures                2,280,849      4,415,905      4,580,000     12,945,000      7,382,222      7,216,122
                           -------------  -------------  -------------  -------------  -------------  -------------
    Beginning W/C
     (Debt-Free)                             37,549,733     55,820,208     64,193,239     73,822,225     84,895,558
    Required W/C
     (% of Sales)                   23.0%    55,820,208     64,193,239     73,822,225     84,895,558     97,629,892
                                          -------------  -------------  -------------  -------------  -------------
- W/C Additions
   (Excess)                                  18,270,475      8,373,031      9,628,986     11,073,333     12,734,334

DEBT-FREE NET
 CASH FLOW                                $  (3,193,432) $   9,479,870  $   2,404,951  $   8,605,173  $   9,978,266

Discount Rate       16.0%                          16.0%          16.0%          16.0%          16.0%          16.0%
Discount Factor                                  0.9285         0.8004         0.6900         0.5948         0.5128
                                          -------------  -------------  -------------  -------------  -------------
Present Value                             $  (2,965,101) $   7,587,688  $   1,659,416  $   5,118,357  $   5,116,855

Sum of Present
 Values                                                                                               $  16,517,215


Year 5 Net Cash
 Flow Times
 Long-Term Growth
 Rate                                               4.0% $  10,377,396
                                                         -------------
Capitalization
 Rate                                                             12.0%
                                                         -------------
Residual Value                                           $  86,478,300
Discount Rate                                                     16.0%
Discount Factor                                                 0.5128
                                                         -------------
Present Value of
 Residual Value                                                                                          44,346,072
                                                                                                      -------------
Indicated Value -
 Invested Capital                                                                                     $  60,863,287
Add: Cash &
 Equivalents                                                                                              1,813,437
Less: Total Interest
 Bearing Debt                                                                                           118,318,202
                                                                                                      -------------
Indicated Value -
 Aggregate Value
 Stockholders'
 Equity
 (Control Basis)                                                                                        (55,641,478)

Rounded to                                                                                            $ (55,641,500)
                                                                                                      =============


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                                   SCHEDULE 13
                               PIERRE FOODS, INC.
                   WEIGHTED COST OF CAPITAL ANALYSIS (3/9/01)
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     COST OF DEBT:
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       Pretax Cost of Debt                                           10.75%
       Premium                                                        5.00% (1)
                                                                     ------
     Adjusted Pretax Cost of Debt                                    15.75%

       Tax Rate                                      40.0% (2)
       After-tax Cost of Debt (Rd)                                    9.45%


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     COST OF EQUITY: (3)
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       30-Year Treasury Bond Yield (Rf) (3/9/01)                      6.14%
       Plus Equity Premiums:
         Equity Premium (Rm-Rf)                       6.88% (4)
         Beta Coefficient (b)                         1.00  (5)
                                                      -----
         Industry-Adjusted Premium                    6.88%
         Size Premium                                 3.95% (6)
         Additional Risk Premium (ARP)                7.00% (7)
                                                      -----
         Total Equity Premium                                        17.83%
                                                                     ------
       Cost of Equity (Re)                                           23.97%

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     CAPITALIZATION STRUCTURE:
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       Debt % of Capital (D)                                         58.00%
       Equity % of Capital (E)                                       42.00% (8)

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     WEIGHTED COST OF CAPITAL:
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       Wtd. Cost of Debt (D)*(Rd)                                     5.48%
       Wtd. Cost of Equity (E)*(Re)                                  10.07%
                                                                     ------
       Weighted Cost of Capital                                      15.55%

       Rounded to                                                    16.00%

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FOOTNOTES:

(1) Debt Premium - Represents the estimated additional required rate of return associated with a debt investment in the subject company given its risk profile.

(2)  Estimated tax rate.

(3)  Re = Rf + b(Rm-Rf) + Size Premium + ARP
          Where:
            Re = Required return on equity
            Rf = Risk-free rate of return (30-year Treasury Bond yield)
             b = Beta, a measure of the relationship between industry
                 risk and aggregate market risk
       Rm - Rf = The expected return of the market in excess of the risk-free rate
           ARP = Additional risk premium specific to an investment in the subject company

(4) Rm - Rf determined by reference to "SBBI", 2000 Yearbook, Ibbotson Associates, Chicago. [Small Co. Equity Return - L-T Gov't. Bond Yield; 1970-1999]

(5)  Beta coefficient determined from industry data.

(6) Ibbotson Associates - 2000 Yearbook: Size-Decile Portfolio of the NYSE (Long-Term Returns in Excess of CAPM) from 1926 to 1999.

(7) The estimated additional risk premium reflects the perceived uncertainties associated with the operating forecast for the subject company and the speculative nature of the returns associated thereto.

(8) Equity-to-Total Capital ratio determined from the Company's historical ratio of total interest bearing debt to the appraised market value of stockholders' equity.

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